Exhibit 99.1

NEWS RELEASE

LITTELFUSE REPORTS THIRD QUARTER RESULTS

Company delivers 8% organic revenue growth and adjusted earnings per share above high end of guidance

CHICAGO, October 31, 2018 – Littelfuse, Inc. (NASDAQ: LFUS), a global manufacturer of leading technologies in circuit protection, power control and sensing, today reported financial results for the third quarter ended September 29, 2018:

●	Net sales were $439.2 million, up 38% versus the prior year. Organic revenue growth was 8%.
●	Revenue by segment versus the prior year period:
o	Electronics sales increased 69% (up 12% organically)
o	Automotive sales increased 1% on flat global auto build (up 1% organically)
o	Industrial sales were flat due to the exit of the Custom business this year (up 10% organically)
●	GAAP diluted EPS was $2.10, up 12% versus the prior year
●	Adjusted diluted EPS of $2.49 increased 17% over last year
●	GAAP effective tax rate was 21.5% and the adjusted effective tax rate was 21.0%
●	Cash flow from operations was $111.2 million and free cash flow was $95.6 million
●	The electronics segment book-to-bill ratio exiting the third quarter was 0.91 (excluding the IXYS business)
●	During October, the company completed its acquisition of Monolith Semiconductor and now owns 100% of the company
●	During October, the company purchased approximately 200,000 shares of common stock under its share repurchase program

"Sustained momentum in our Electronics and Industrial segments drove solid third quarter results,” said Dave Heinzmann, Littelfuse Chief Executive Officer. “We delivered a 20% adjusted operating margin and 17% adjusted earnings growth. During the quarter, we continued to capture design wins across a broad range of transportation, telecom and industrial electronics end markets, and we remain on track with the integration of the IXYS business. While we expect seasonally softer sales in our fourth quarter, our end markets continue to show long-term growth and content opportunities. We remain well positioned to deliver on our five-year double-digit sales and earnings growth strategy.”

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For the fourth quarter of 2018*:

●	Net sales are expected to be in the range of $408 to $420 million, up 36% on a reported basis and up 6% organically, at the midpoint versus the prior year quarter
●	Adjusted diluted earnings per share are expected to be in the range of $1.92 to $2.06, representing 10% growth over the prior year quarter at the midpoint
●	Adjusted effective tax rate is expected to be in the range of 20%-21%

For the 2018 full year, the company expects an adjusted effective tax rate of approximately 20%.

*All comparisons are to the prior year period unless otherwise noted. Littelfuse provides guidance on a non-GAAP (adjusted) basis. GAAP items excluded from guidance may include the after-tax impact of items including acquisition and integration costs, impairment and severance charges, certain purchase accounting adjustments, foreign exchange adjustments and significant and unusual items. These items are uncertain, depend on various factors, and could be material to results computed in accordance with GAAP. Littelfuse is not able to forecast the excluded items in order to provide the most directly comparable GAAP financial measure without unreasonable efforts.

Conference Call and Webcast Information

Littelfuse will host a conference call today, Wednesday, October 31, 2018, at 9:00 a.m. Central Time to discuss the results. The call will be broadcast live and available for replay at Littelfuse.com.

About Littelfuse

Littelfuse (NASDAQ: LFUS) is a global manufacturer of leading technologies in circuit protection, power control and sensing. Sold in over 150 countries, our products are found in automotive and commercial vehicles, industrial applications, data and telecommunications, medical devices, consumer electronics and appliances. Our 12,000 worldwide associates partner with customers to design, manufacture and deliver innovative, high-quality solutions, for a safer, greener and increasingly connected world – everywhere, every day. Learn more at Littelfuse.com.

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“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

The statements in this press release that are not historical facts are intended to constitute "forward-looking statements" entitled to the safe-harbor provisions of the PSLRA. These statements may involve risks and uncertainties, including, but not limited to, risks relating to product demand and market acceptance; economic conditions; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; failure of an indemnification for environmental liability; exchange rate fluctuations; commodity price fluctuations; the effect of Littelfuse, Inc.'s ("Littelfuse" or the "Company") accounting policies; labor disputes; restructuring costs in excess of expectations; pension plan asset returns less than assumed; uncertainties related to political or regulatory changes; the integration of the recently acquired business of IXYS Corporation ("IXYS") and the risk that expected benefits, synergies and growth prospects of the acquisition of IXYS may not be achieved in a timely manner, or at all; and other risks which may be detailed in the company's Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This release should be read in conjunction with information provided in the financial statements appearing in the company's Annual Report on Form 10-K for the year ended December 30, 2017. For a further discussion of the risk factors of the company, please see Item 1A. "Risk Factors" to the company's Annual Report on Form 10-K for the year ended December 30, 2017.

Non-GAAP Financial Measures

The information included in this press release includes the non-GAAP financial measures of organic revenue growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted effective tax rate and free cash flow. Many of these non-GAAP financial measures exclude the effect of certain expenses and income not related directly to the underlying performance of our fundamental business operations. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is set forth in the attached schedules.

The company believes that organic revenue growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted earnings per share, and adjusted effective tax rate provide useful information to investors regarding its operational performance because they enhance an investor’s overall understanding of our core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of our fundamental business operations or were not part of our business operations during a comparable period. The company believes free cash flow is a useful measure of its ability to generate cash. The company believes that all of these non-GAAP financial measures are commonly used by financial analysts and others in the industries in which we operate, and thus further provide useful information to investors. Management additionally uses these measures when assessing the performance of the business and for business planning purposes. Note that our definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies.

CONTACT: Trisha Tuntland

Head of Investor Relations

(773) 628-2163

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LFUS-F

LITTELFUSE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
(in thousands)	September 29, 2018	December 30, 2017
ASSETS
Current assets:
Cash and cash equivalents	$498,215	$429,676
Short-term investments	35	35
Trade receivables, less allowances (September 29, 2018 - $36,392; December 30, 2017 - $27,516)	251,644	182,699
Inventories	247,255	140,789
Prepaid income taxes and income taxes receivable	6,802	1,689
Prepaid expenses and other current assets	48,683	37,452
Total current assets	1,052,634	792,340
Property, plant, and equipment:
Land	29,528	9,547
Buildings	119,380	86,599
Equipment	569,550	505,838
Accumulated depreciation and amortization	(374,575)	(351,407)
Net property, plant, and equipment	343,883	250,577
Intangible assets, net of amortization	377,151	203,850
Goodwill	830,354	453,414
Investments	29,084	10,993
Deferred income taxes	8,979	11,858
Other assets	21,401	17,070
Total assets	$2,663,486	$1,740,102
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$129,871	$101,844
Accrued payroll	52,208	49,962
Accrued expenses	74,084	48,994
Accrued severance	901	1,459
Accrued income taxes	36,746	16,285
Current portion of long-term debt	10,076	6,250
Total current liabilities	303,886	224,794
Long-term debt, less current portion	690,637	489,361
Deferred income taxes	49,262	17,069
Accrued post-retirement benefits	32,901	18,742
Other long-term liabilities	67,404	62,580
Total equity	1,519,396	927,556
Total liabilities and equity	$2,663,486	$1,740,102

LITTELFUSE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Unaudited)

	Three Months Ended		Nine Months Ended
(in thousands, except per share data)	September 29, 2018	September 30, 2017	September 29, 2018	September 30, 2017
Net sales	$439,191	$317,889	$1,316,187	$916,685
Cost of sales	259,597	184,238	817,983	536,776
Gross profit	179,594	133,651	498,204	379,909

Selling, general, and administrative expenses	69,782	56,759	220,540	156,899
Research and development expenses	20,454	11,991	65,742	36,872
Amortization of intangibles	13,130	6,292	38,501	18,407
Total operating expenses	103,366	75,042	324,783	212,178
Operating income	76,228	58,609	173,421	167,731

Interest expense	5,775	3,467	16,980	9,868
Foreign exchange loss (gain)	982	632	(6,372)	(1,483)
Other expense (income), net	1,259	(1,013)	(2,362)	(962)
Income before income taxes	68,212	55,523	165,175	160,308
Income taxes	14,666	12,715	33,275	29,970
Net income	$53,546	$42,808	$131,900	$130,338

Income per share:
Basic	$2.13	$1.88	$5.31	$5.75
Diluted	$2.10	$1.87	$5.23	$5.69

Weighted-average shares and equivalent shares outstanding:
Basic	25,109	22,713	24,817	22,678
Diluted	25,471	22,953	25,212	22,906
Comprehensive income	$45,599	$42,569	$107,732	$131,574

LITTELFUSE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Nine Months Ended
(in thousands)	September 29, 2018	September 30, 2017
Operating activities
Net income	$131,900	$130,338
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	37,559	28,228
Amortization of intangibles	38,501	18,407
Provision for bad debts	83	1,586
Deferred revenue	3,965	—
Non-cash inventory charges	36,927	1,607
Impairment charges	1,125	—
Loss on sale of property, plant, and equipment	511	584
Stock-based compensation	23,153	12,437
Unrealized gain on investments	(350)	—
Deferred income taxes	(10,979)	1,863
Changes in operating assets and liabilities:
Accounts receivables	(20,588)	(26,792)
Inventories	(17,624)	(17,159)
Accounts payable	17,033	9,448
Accrued expenses (including post-retirement)	11,523	1,757
Accrued payroll and severance	(5,330)	(3,788)
Accrued taxes	14,543	7,267
Prepaid expenses and other	(9,836)	15,537
Net cash provided by operating activities	252,116	181,320
Investing activities
Acquisitions of businesses, net of cash acquired	(313,475)	(38,610)
Proceeds from maturities of short-term investments	—	3,739
Decrease in entrusted loan	—	3,599
Purchases of property, plant, and equipment	(55,946)	(48,470)
Proceeds from sale of property, plant, and equipment	858	541
Net cash used in investing activities	(368,563)	(79,201)
Financing activities
Proceeds of revolving credit facility	60,000	15,000
Proceeds of term loan	75,000	—
Net proceeds from senior notes payable	175,000	125,000
Payments of term loan	(42,525)	(4,687)
Payments of revolving credit facility	(60,000)	(112,500)
Net proceeds (payments) related to stock-based award activities	17,920	(2,336)
Payments of entrusted loan	—	(3,599)
Debt issuance costs	(878)	(2)
Cash dividends paid	(29,258)	(23,367)
Net cash provided by (used in) financing activities	195,259	(6,491)
Effect of exchange rate changes on cash and cash equivalents	(10,273)	2,076
Increase (decrease) in cash and cash equivalents	68,539	97,704
Cash and cash equivalents at beginning of period	429,676	275,124
Cash and cash equivalents at end of period	$498,215	$372,828

LITTELFUSE, INC.

NET SALES AND OPERTATING INCOME BY SEGMENT

(Unaudited)

	Third Quarter			Year-to-Date
(in thousands)	2018	2017	% Growth /(Decline)	2018	2017	% Growth /(Decline)
Net sales
Electronics	$296,472	$175,899	68.5%	$860,240	$499,052	72.4%
Automotive	114,416	113,797	0.5%	367,718	338,094	8.8%
Industrial	28,303	28,193	0.4%	88,229	79,539	10.9%
Total net sales	$439,191	$317,889	38.2%	$1,316,187	$916,685	43.6%

Operating income (loss)
Electronics	$72,464	$44,345	63.4%	$193,739	$122,518	58.1%
Automotive	10,863	16,821	(35.4)%	44,965	47,599	(5.5)%
Industrial	4,134	3,757	10.0%	14,123	5,769	144.8%
Other(a)	(11,233)	(6,314)	N.M.	(79,406)	(8,155)	N.M.
Total operating income	$76,228	$58,609	30.1%	$173,421	$167,731	3.4%
Operating Margin	17.4%	18.4%		13.2%	18.3%

Interest expense	5,775	3,467		16,980	9,868
Foreign exchange loss (gain)	982	632		(6,372)	(1,483)
Other expense (income), net	1,259	(1,013)		(2,362)	(962)
Income before income taxes	$68,212	$55,523	22.9%	$165,175	$160,308	3.0%

(a) "other" typically includes non-GAAP adjustments such as acquisition-related and integration costs, purchase accounting inventory adjustments and other charges, restructuring costs, asset impairments, and gain and losses on asset sales. (See Supplemental Financial Information for details.)

N.M. - Not meaningful

	Third Quarter			Year-to-Date
(in thousands)	2018	2017	% Growth /(Decline)	2018	2017	% Growth /(Decline)
Operating Margin
Electronics	24.4%	25.2%	(0.8)%	22.5%	24.6%	(2.0)%
Automotive	9.5%	14.8%	(5.3)%	12.2%	14.1%	(1.9)%
Industrial	14.6%	13.3%	1.3%	16.0%	7.3%	8.8%

LITTELFUSE, INC.

SUPPLEMENTAL FINANCIAL INFORMATION

(In millions of USD except per share amounts unaudited)

Non-GAAP EPS reconciliation
	Q3-18	Q3-17	YTD-18	YTD-17
GAAP diluted EPS	$2.10	$1.87	$5.23	$5.69
EPS impact of Non-GAAP adjustments (below)	0.39	0.25	2.34	0.24
Adjusted diluted EPS	$2.49	$2.12	$7.57	$5.93

Non-GAAP adjustments - (income)/expense
	Q3-18	Q3-17	YTD-18	YTD-17
Acquisition related and integration costs (a)	$2.9	$4.8	$17.0	$6.6
Restructuring, impairment and other charges (b)	5.2	1.5	10.2	1.5
Amortization backlog - IXYS (c)	3.1	—	8.7	—
Change in control - IXYS (d)	—	—	2.1	—
Acquisition related stock-based compensation charge (e)	—	—	4.5	—
Purchase accounting inventory adjustments (f)	—	—	36.9	—
Non-GAAP adjustments to operating income	11.2	6.3	79.4	8.1
Non-operating foreign exchange loss (gain)	1.0	0.6	(6.4)	(1.5)
Non-GAAP adjustments to income before income taxes	12.2	6.9	73.0	6.6
Income taxes	2.2	1.2	14.1	1.2
Non-GAAP adjustments to net income	$10.0	$5.7	$58.9	$5.4

Total EPS impact	$0.39	$0.25	$2.34	$0.24

Adjusted operating margin /Adjusted EBITDA reconciliation
	Q3-18	Q3-17	YTD-18	YTD-17
Net sales	$439.2	$317.9	$1,316.2	$916.7

GAAP operating income	$76.2	$58.6	$173.4	$167.7
Add back non-GAAP adjustments	11.2	6.3	79.4	8.1
Adjusted operating income	$87.4	$64.9	$252.8	$175.8
Adjusted operating margin	19.9%	20.4%	19.2%	19.2%

Add back amortization	10.0	6.3	29.8	18.4
Add back depreciation	13.1	9.7	37.6	28.2
Adjusted EBITDA	$110.5	$80.9	$320.2	$222.4
Adjusted EBITDA margin	25.2%	25.4%	24.3%	24.3%

Net sales reconciliation	Q3-18 vs. Q3-17				YTD-18 vs. YTD-17
	Electronics	Automotive	Industrial	Total	Total
Net sales growth	69%	1%	—%	38%	44%
Less:
Acquisitions	57%	—	—	31%	32%
Divestitures	—	—	(9)%	(1)%
FX impact	—	—	(1)%	—%	2%
Organic net sales growth	12%	1%	10%	8%	10%

Income tax reconciliation
	Q3-18	Q3-17	YTD-18	YTD-17
Income taxes	$14.7	$12.7	$33.3	$30.0
Effective rate	21.5%	22.9%	20.1%	18.7%

Non-GAAP adjustments - income taxes	2.2	1.3	14.1	1.2

Adjusted income taxes	$16.9	$14.0	$47.4	$31.2
Adjusted effective rate	21.0%	22.4%	19.9%	18.7%

Free cash flow reconciliation
	Q3-18	Q3-17	YTD-18	YTD-17
Net cash provided by operating activities	$111.2	$87.7	$252.1	$181.3
Less: Purchases of property, plant and equipment	(15.6)	(20.2)	(55.9)	(48.5)
Free cash flow	$95.6	$67.5	$196.2	$132.8

Note: Total will not always foot due to rounding.

(a) reflected in selling, general and administrative expenses ("SG&A").

(b) $5.1 million and $0.1 million reflected in SG&A and cost of sales, respectively for the three months ended September 29, 2018 and $9.2 million and $1.0 million reflected in SG&A and cost of sales, respectively for the nine months ended September 29, 2018.

(c) reflected in amortization of intangibles.

(d) reflected in SG&A.

(e) $2.4 million, $1.6 million and $0.5 million reflected in SG&A, research and development expenses and cost of sales, respectively.

(f) reflected in cost of sales.